UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-30058

Date of Report: October 10, 2007

AMERICAN WENSHEN STEEL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

04-2621506

(State of other jurisdiction of

(IRS Employer

incorporation or organization

Identification No.)

 100 Wall Street – 15th Floor, New York, NY

10005

(Address of principal executive offices)

(Zip Code)

212-232-0120

(Registrant’s telephone number including area code)

China Software Technology Group Co., Ltd.

 ___________________________________________________________________________________________

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendments to Certificate of Incorporation and By Laws

Effective at close of business on October 10, 2007, China Software Technology Group Co., Ltd. filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation.  The amendments (1) changed the name of the corporation to “American Wenshen Steel Group, Inc.,” (2) effected a reverse stock split of the corporation’s common stock in the ratio of 1:45, (3) increased the authorized common stock from 40,000,000 shares to 100,000,000 shares, (4) removed the provision of the Certificate of Incorporation that prohibited the stockholders from taking action by written consent, and (5) made it mandatory, rather than permissive, that the corporation indemnify its officers and directors.

By resolution adopted by the Board of Directors on August 15, 2007 and approved by the stockholders at a special meeting held on October 10, 2007, the corporation amended its ByLaws to (1) remove the provision of the By Laws that prohibited the stockholders from taking action by written consent and (2) make it mandatory, rather than permissive, that the corporation indemnify its officers and directors.

Item 9.01

Financial Statements and Exhibits

Exhibits

3-a

Certificate of Amendment of Certificate of Incorporation filed on October 10, 2007, effective at 6:00 p.m. Eastern Standard Time.

3-b

Amendments to By Laws adopted at the Special Meeting of Stockholders held on October 10, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Wenshen Steel Group, Inc.

Dated:  October 11, 2007

By:/s/ __ Yang Kuidong ___________

Yang Kuidong

Chief Executive Officer

Exhibit 3-a

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION OF

CHINA SOFTWARE TECHNOLOGY GROUP, CO., LTD.

China Software Technology Group Co., Ltd. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (“GCL”), does hereby certify:

FIRST:  That by written consent dated August 15, 2007, the Board of Directors of the Corporation duly adopted a resolution setting forth proposed amendments of the Certificate of Incorporation of the Corporation, declaring said amendments to be advisable and calling for the approval of the amendments by the stockholders.  The resolutions setting forth the proposed amendments are as follows:

RESOLVED, that Article FIRST of the Certificate of Incorporation shall be amended to read as follows:

FIRST:  The name of the corporation (the “Corporation”) is AMERICAN WENSHEN STEEL GROUP, INC.

RESOLVED, that Article FOURTH of the Certificate of Incorporation of the Corporation shall be amended to read as follows:

FOURTH:  (A) Authorized Shares.  The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”   The total number of shares that this Corporation is authorized to issue is One Hundred and One Million (101,000,000) shares.  One Hundred Million (100,000,000) shares shall be Common Stock, each with a par value of $0.001 per share, and One Million (1,000,000) shares shall be Preferred Stock, each with a par value of $0.001 per share.  The Board of Directors, subject to the limitations prescribed by law and the provisions of the Article FOURTH, is authorized to provide by resolution or resolutions for the issuance of the shares of Preferred Stock in one or more series, and by the filing of a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of any such series and the qualifications, limitations or restrictions thereof.

(B) Reverse Stock Split.   On October 10, 2007 at 6:00 p.m. Eastern Standard Time (the “Effective Time”) each forty five (45) issued and outstanding shares of Common Stock of the Corporation shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reclassified and converted into one (1) share of the Corporation’s Common Stock (the “Reverse Stock Split”).  The Reverse Stock Split will be affected as follows:

(a)

Following the Effective Time, the Corporation’s transfer agent will deliver a letter of transmittal to all stockholders of record of the Corporation’s Common Stock immediately prior to the Effective Time with instructions as to how these stockholders shall endorse and submit the currently issued and outstanding stock certificates to the Corporation in exchange for new stock certificate(s) representing the number of shares of the Corporation’s Common Stock owned by such stockholder following the Reverse Stock Split.

(b)

Each stockholder will deliver to the transfer agent such instruments and certificates as are required by the transfer agent, including the stockholder’s existing stock certificates or required affidavits and indemnity agreements.  The stockholder will receive a new stock certificate representing the stockholder’s ownership of the number of shares resulting from the Reverse Stock Split.

(c)

The Corporation will not issue fractional shares.  The number of shares to be issued to each stockholder will be rounded up to the nearest whole number if, as a result of the Reverse Stock Split, the number of shares owned by any stockholder would not be a whole number.

RESOLVED, that paragraph number 4 of ARTICLE EIGHTH of the Certificate of Incorporation is deleted.

RESOLVED, that paragraph (a) of ARTICLE NINTH of the Certificate of Incorporation is deleted and the following substituted in lieu thereof:

NINTH (a)  The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which a person indemnified may be entitled under any By-Law, agreement, vote of stockholders or disinterested  directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECOND:  That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 11th day of October, 2007.

CHINA SOFTWARE TECHNOLOGY GROUP CO., LTD.

By:  ___/s/ Yang Kuidong___________________

        Yang Kuidong

        Chief Executive Officer

Exhibit 3-b

AMERICAN WENSHEN STEEL GROUP, INC.

Amendments to By Laws

Adopted at the Special Meeting of Stockholders held on October 10, 2007

RESOLVED, that Section 1.7 of the By Laws of the Corporation is deleted and the following substituted in lieu thereof:

 SECTION 1.7 ACTION WITHOUT MEETING.  Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to the corporation by delivery to its principal place of business, or to an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

RESOLVED, that Section 7.2 of the By Laws is deleted and the following substituted in lieu thereof:

SECTION 7.2 RIGHT TO INDEMNIFICATION IN GENERAL.  The corporation shall indemnify, and advance expenses to, each Covered Person who is, was or is threatened to be made a party or is otherwise involved in any Proceeding, as provided in this Article and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.